Exhibit 99.2

Dick Weil Chief Executive Officer Roger Thompson Chief Financial Officer Janus Henderson Group 3Q18 results presentation Thursday 1 November 2018

Roger Thompson Chief Financial Officer 3Q18 results presentation Business and financial update

3Q18 highlights Solid investment performance AUM of US$378.1bn with positive markets partially offset by net outflows Adjusted diluted EPS of US$0.69 On track to achieve targeted cost synergies of US$125 million by end of 2018 – significantly ahead of schedule Declared US$0.36 per share dividend and completed US$50 million of share buybacks 3Q18 2Q18 3 year investment outperformance¹ 60% 64% Net flows (US$4.3bn) (US$2.7bn) Total AUM US$378.1bn US$370.1bn US GAAP diluted EPS US$0.55 US$0.70 Adjusted diluted EPS² US$0.69 US$0.74 Dividend per share US$0.36 US$0.36 1 Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 22. 2 See adjusted financial measures reconciliation on slide 31 for additional information. Key metrics – 3Q18 vs 2Q18

Capability 1 year 3 years 5 years Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total Investment performance Investment performance reflects ongoing weakness at Intech % of AUM outperforming benchmark (30 Sep 2017 to 30 Sep 2018) % of AUM outperforming benchmark (as at 30 Sep 2018) Note: Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 22. 100% 81% 56% 61% 89% 60% 89% 99% 63% 90% 73% 94% 92% 79% 8% 21% 83% 75% 75 77 87 76 66 79 79 68 84 69 64 82 63 60 81 1 year 3 years 5 years 30 Sep 2017 31 Dec 2017 31 Mar 2018 30 Jun 2018 30 Sep 2018

Total flows Total flows 3Q16 to 3Q18 (US$bn) 20% 26% 24% 24% (24%) (28%) (33%) (26%) Redemptions Sales Net sales / (redemptions) Annualised gross sales¹ Annualised gross redemptions¹ Net outflows continue 22% (25%) 21% (20%) 21% (24%) 18% (21%) 19% (24%) Note: Data for periods prior to and including 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. 15.6 20.9 19.4 20.2 18.3 20.0 19.7 17.1 17.7 (18.8) (23.0) (26.4) (21.2) (17.6) (22.9) (22.4) (19.8) (22.0) (3.2) (2.1) (7.0) (1.0) 0.7 (2.9) (2.7) (2.7) (4.3) 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18

3Q18 flows by capability 31% 10% 27% 31% 14% (39%) (11%) (15%) (43%) (21%) 3Q18 flows by capability (US$bn) Annualised gross sales¹ Annualised gross redemptions¹ 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Redemptions Sales Net sales / (redemptions) Outflows in Equity and Fixed Income partially offset by strong Multi-Asset inflows 6.8 6.0 1.3 2.2 1.4 (9.9) (7.6) (1.3) (1.3) (1.9) (3.1) (1.6) (0.0) 0.9 (0.5) Equities Fixed Income Quantitative Equities Multi-Asset Alternatives

Statement of income Note: See adjusted financial measures reconciliation on slide 30 for additional information. US GAAP and adjusted US GAAP Adjustments Adjusted Revenue Management fees 498.7 Performance fees (6.0) Shareowner servicing fees 33.1 Other revenue 55.4 Total revenue 581.2 (112.3) 468.9 Operating expenses Employee compensation and benefits 159.5 Long-term incentive plans 61.1 Distribution expenses 112.3 Investment administration 12.2 Marketing 7.1 General, administrative and occupancy 59.9 Depreciation and amortisation 20.8 Total operating expenses 432.9 (144.5) 288.4 Operating income 148.3 32.2 180.5 US$m 3 months ended 30 Sep 2018

Financial highlights Summary of results Note: 3Q17 numbers updated to reflect the adoption of the new revenue recognition standard, with a reconciliation shown on slide 33. See adjusted financial measures reconciliation on slides 30 and 31 for additional information. US GAAP and adjusted US$, except margin data 3Q18 2Q18 Change 3Q18 vs 2Q18 3Q17 Change 3Q18 vs 3Q17 Average AUM 376.8bn 369.1bn 2% 352.7bn 7% Total revenue 581.2m 592.4m (2%) 566.9m 3% Operating income 148.3m 175.3m (15%) 138.2m 7% Operating margin 25.5% 29.6% (4.1ppt) 24.4% 1.1ppt US GAAP diluted EPS 0.55 0.70 (21%) 0.49 12% Adjusted revenue 468.9m 477.7m (2%) 454.6m 3% Adjusted operating income 180.5m 191.4m (6%) 168.4m 7% Adjusted operating margin 38.5% 40.1% (1.6ppt) 37.0% 1.5ppt Adjusted diluted EPS 0.69 0.74 (7%) 0.56 23%

3Q18 adjusted revenue drivers Slight increase in management fees driven by higher average AUM Performance fees declined from 2Q18 driven by seasonality and a decline in mutual fund performance fees Revenue 3Q18 adjusted revenue decreased driven by lower performance fees Adjusted revenue – 2Q18 vs 3Q18 (US$m) Note: See adjusted financial measures reconciliation on slide 30 for additional information. 1 Net margin based on management fees net of distribution expenses. US$m, except margin data 3Q18 2Q18 Change Total adjusted revenue 468.9 477.7 (2%) Management fees 498.7 493.5 1% Performance fees (6.0) 13.5 nm Shareowner servicing fees 33.1 31.8 4% Other revenue 55.4 53.6 3% Distribution expenses (112.3) (114.7) 2% Average net¹ mgmt fee margin 44.1bps 44.7bps (0.6bps) 498.7 493.5 (6.0) 13.5 33.1 31.8 55.4 53.6 (112.3) (114.7) 468.9 477.7 3Q18 2Q18 Management fees Performance fees Shareowner servicing fees Other revenue Distribution expenses

Adjusted operating expenses – 2Q18 vs 3Q18 (US$m) Operating expenses Note: See adjusted financial measures reconciliation on slide 30 for additional information. 288.4 (3.4) (2.6) (0.4) 286.3 6.4 1.2 0.9 2Q18 Compensation and benefits LT incentive plans Investment administration Marketing General, admin. and occupancy Depreciation and amortisation 3Q18 US$m 3Q18 US GAAP Adjustments 3Q18 adjusted 2Q18 adjusted Change 3Q18 adjusted vs 2Q18 adjusted Employee compensation and benefits 159.5 (8.1) 151.4 145.0 4% Long-term incentive plans 61.1 (10.0) 51.1 54.5 (6%) Total compensation expenses 220.6 (18.1) 202.5 199.5 2% Distribution expenses 112.3 (112.3) – – nm Investment administration 12.2 – 12.2 11.0 11% Marketing 7.1 – 7.1 9.7 (27%) General, administrative and occupancy 59.9 (1.3) 58.6 57.7 2% Depreciation and amortisation 20.8 (12.8) 8.0 8.4 (5%) Non-staff operating expenses 212.3 (126.4) 85.9 86.8 (1%) Total operating expenses 432.9 (144.5) 288.4 286.3 1%

Profitability Committed to financial discipline to support sustainable growth Adjusted operating income and margin (US$m, except margin data) Adjusted net income and diluted EPS (US$m, except per share data) Note: See adjusted financial measures reconciliation on slides 30 and 31 for additional information. 168.4 220.4 188.8 191.4 180.5 37.0% 43.6% 40.1% 40.1% 38.5% 3Q17 4Q17 1Q18 2Q18 3Q18 114.2 147.9 143.6 149.9 138.6 0.56 0.73 0.71 0.74 0.69 3Q17 4Q17 1Q18 2Q18 3Q18

Returning capital to shareholders Delivering on the capital return plan we previously articulated The results: What we previously told you: “As we close the merger there will be a period of elevated demand for cash in the near-term to cover deal and integration costs” “The 2018 Convertible Notes were available for holders to convert early and we settled all conversions in cash” “Bonus payments in 1Q 2018 result in a seasonal drawdown on our cash balance, after which the firm will generate positive cash flow” “Once we begin generating excess cash, we will evaluate, and balance, the ongoing investments the business requires with external opportunities we see, including returning excess capital to shareholders” US$m 2017 YTD 2018 Deal and integration costs 172 32 2018 Convertible Notes repayment 93 95 Dividends1 256 277 Share buyback – 50 TOTAL 521 454 With deal and integration costs winding down and the repayment of the convertible note complete, there are fewer demands on cash going forward 1 Reflects an estimated US$71m of dividends (shares receiving dividends to be determined on record date) declared by the Board on 31 October 2018 that will be paid on 30 November 2018 to shareholders of record at the close of business on 12 November 2018.

Q&A

Appendix

Assets under management as at 30 Sep 2018 By client type By capability By client location US$199.2bn US$74.5bn US$52.9bn US$34.6bn US$16.9bn US$66.1bn US$166.4bn US$145.6bn US$202.5bn US$115.8bn US$59.8bn AUM: US$378.1bn 53% 20% 14% 9% 4% Equities Fixed Income Quantitative Equities Multi-Asset Alternatives 17% 44% 39% Self-directed Intermediary Institutional 53% 31% 16% North America EMEA & LatAm Asia Pacific

Investment management capabilities Diversified product range Equities US$199.2bn AUM 30 Sep 2018 US$378.1bn Fixed Income US$74.5bn Multi-Asset US$34.6bn Self-directed Intermediary Intermediary Institutional Institutional Institutional Institutional Quantitative Equities US$52.9bn Self-directed Self-directed Intermediary Intermediary Institutional Equities Diverse business encompassing a wide range of geographic and investment styles Fixed Income Coverage across the asset class, with an increasingly global offering Quantitative Equities Intech applies advanced mathematical and systematic portfolio rebalancing intended to harness the volatility of stock price movements Multi-Asset Retail and Institutional offering through a diversity of strategies Alternatives Expertise in liquid alternatives alongside traditional hedge funds Alternatives US$16.9bn Intermediary

Investment management capabilities

Balanced range of offerings

AUM by investment capability as at 30 Sep 2018


US$199.2bn
US$74.5bn
US$52.9bn
US$34.6bn
US$16.9bn
100%
0%
Enhanced index
Specialist
Global Equities
Asia Pacific Equities
European Equities
US Equities
Regional
Structured debt
Unconstrained
Strategic Fixed Inc.
Global bonds
Corporate credit
Australian Fixed Income
US Fixed Income
Regional
Absolute return
Absolute risk
Relative risk
Asset Allocation
Multi-Asset
Balanced
Other¹
Commodities/Agri.
Property
Long/short equity
Equities
Fixed Income
Quantitative Equities
Multi-Asset
Alternatives

[1] Other primarily includes Absolute Return Bond and Multi-Strategy.

Janus Henderson GROUP PLC

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Largest pooled funds by capability

Capability	Fund	Product	Strategy	AUM (US$bn) 30 Sep 2018
Equity	JnsHnd Enterprise	US Mutual Fund	Mid Cap Growth	19.4
	JnsHnd Research	US Mutual Fund	US Research Growth Equity	14.8
	JnsHnd Forty	US Mutual Fund	Concentrated Growth	13.2
	JnsHnd Triton	US Mutual Fund	Small-Mid Cap Growth	12.1
	JnsHnd Growth and Income	US Mutual Fund	Growth & Income	5.6
Fixed Income	JnsHnd Flexible Bond	US Mutual Fund	Core Plus Fixed Income	6.9
	JnsHnd Absolute Return	Australian UT	Absolute Return Income	4.5
	JnsHnd Strategic Bond	UK OEIC	Global Strategic Fixed Income	2.8
	JnsHnd Tactical Income	Australian MIS	Australian Fixed Income	2.4
	JnsHnd Hzn Euro Corporate Bond	SICAV	Sterling Investment Grade Credit	1.8
Quantitative Equities	JnsHnd US Mgd Volatility	US Mutual Fund	US Adaptive Volatility	1.5
	JnsHnd US Low Volatility Portfolio	US Mutual Fund	US Low Volatility	1.1
	JnsHnd Intech All World Minimum Variance Core	Dublin OEIC	All World Minimum Variance Core	0.7
	JnsHnd Global Inc Mgd Volatility	US Mutual Fund	Global Income Adaptive Volatility	0.3
	JnsHnd Intech Global All Country Low Volatility	Dublin OEIC	Global All Country Low Volatility	0.2
Multi-Asset	JnsHnd Balanced	US Mutual Fund	Balanced	16.2
	JnsHnd Balanced Portfolio	US Mutual Fund	Balanced	4.0
	JnsHnd Cautious Managed	UK OEIC	UK Income and Growth	2.6
	JnsHnd Balanced	Dublin OEIC	Balanced	1.6
	JnsHnd Multi-Manager Managed	UK OEIC	Multi Manager	0.5
Alternatives	JnsHnd UK Absolute Return	SICAV	UK Large Cap Absolute Return Equity	5.3
	JnsHnd UK Property PAIF / Feeder	UK OEIC/UT	Property	4.0
	JnsHnd UK Absolute Return	UK OEIC	UK Large Cap Absolute Return Equity	3.3
	JnsHnd Horizon Pan European Alpha	SICAV	Europe Large Cap Long/Short	1.1
	Alphagen Euro Best Ideas	Hedge Fund	Europe Large Cap Agnostic	0.3
Total				126.1

Note: Numbers may not cast due to rounding.

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Flows: Equities and Fixed Income Equities (US$bn) Fixed Income (US$bn) 22% (21%) 27% (25%) Redemptions Sales Net sales / (redemptions) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Annualised gross sales¹ Annualised gross redemptions¹ 24% (25%) 26% (25%) 21% (25%) 26% (28%) 18% 25% (20%) (28%) 14% (21%) 31% (39%) 9.6 10.8 9.9 8.5 6.8 (9.0) (11.5) (11.7) (9.6) (9.9) 0.6 (0.7) (1.8) (1.1) (3.1) 3Q17 4Q17 1Q18 2Q18 3Q18 5.3 5.2 5.3 5.0 6.0 (4.9) (5.0) (5.6) (5.6) (7.6) 0.4 0.2 (0.3) (0.6) (1.6) 3Q17 4Q17 1Q18 2Q18 3Q18

Flows: Quantitative Equities, Multi-Asset and Alternatives Quantitative Equities (US$bn) Multi-Asset (US$bn) Alternatives (US$bn) 6% (29%) (16%) (10%) Annualised gross sales¹ Annualised gross redemptions¹ Redemptions Sales Net sales / (redemptions) 6% (19%) (17%) 13% 14% 38% (56%) 45% 13% (11%) (15%) 16% (51%) 31% 30% 22% 3% (44%) (16%) (10%) 10% (11%) 27% (15%) 31% (43%) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. 0.9 1.1 1.3 1.8 2.2 (1.2) (1.3) (1.2) (1.3) (1.3) (0.3) (0.2) 0.1 0.5 0.9 3Q17 4Q17 1Q18 2Q18 3Q18 0.7 0.7 1.7 0.4 1.3 (1.2) (2.3) (1.4) (1.2) (1.3) (0.5) (1.6) 0.3 (0.8) (0.0) 3Q17 4Q17 1Q18 2Q18 3Q18 1.8 2.2 1.5 1.4 1.4 (1.3) (2.8) (2.5) (2.1) (1.9) 0.5 (0.6) (1.0) (0.7) (0.5) 3Q17 4Q17 1Q18 2Q18 3Q18

Total net flows by capability (3.2) (2.1) (7.0) (1.0) Total net flows by capability 3Q16 to 3Q18 (US$bn) Note: Data for periods prior to and including 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 0.7 (2.9) (2.7) (2.7) (4.3) 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Equities Fixed Income Quantitative Equities Multi-Asset Alternatives

AUM and flows by capability All data in US$bn Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total AUM 30 Jun 2017 173.4 77.2 46.5 29.4 18.4 344.9 Sales 9.6 5.3 0.7 0.9 1.8 18.3 Redemptions (9.0) (4.9) (1.2) (1.2) (1.3) (17.6) Net sales / (redemptions) 0.6 0.4 (0.5) (0.3) 0.5 0.7 Market / FX 8.3 1.8 3.0 1.1 0.7 14.9 AUM 30 Sep 2017 182.3 79.4 49.0 30.2 19.6 360.5 Sales 10.8 5.2 0.7 1.1 2.2 20.0 Redemptions (11.5) (5.0) (2.3) (1.3) (2.8) (22.9) Net sales / (redemptions) (0.7) 0.2 (1.6) (0.2) (0.6) (2.9) Market / FX 8.1 0.5 2.5 1.6 0.5 13.2 AUM 31 Dec 2017 189.7 80.1 49.9 31.6 19.5 370.8 Sales 9.9 5.3 1.7 1.3 1.5 19.7 Redemptions (11.7) (5.6) (1.4) (1.2) (2.5) (22.4) Net sales / (redemptions) (1.8) (0.3) 0.3 0.1 (1.0) (2.7) Market / FX 2.8 0.2 0.2 0.1 0.5 3.8 AUM 31 Mar 2018 190.7 80.0 50.4 31.8 19.0 371.9 Sales 8.5 5.0 0.4 1.8 1.4 17.1 Redemptions (9.6) (5.6) (1.2) (1.3) (2.1) (19.8) Net sales / (redemptions) (1.1) (0.6) (0.8) 0.5 (0.7) (2.7) Market / FX 3.7 (2.9) 0.5 0.3 (0.7) 0.9 AUM 30 Jun 2018 193.3 76.5 50.1 32.6 17.6 370.1 Sales 6.8 6.0 1.3 2.2 1.4 17.7 Redemptions (9.9) (7.6) (1.3) (1.3) (1.9) (22.0) Net sales / (redemptions) (3.1) (1.6) (0.0) 0.9 (0.5) (4.3) Market / FX 9.0 (0.4) 2.8 1.1 (0.2) 12.3 AUM 30 Sep 2018 199.2 74.5 52.9 34.6 16.9 378.1

Investment performance

% of AUM outperforming benchmark

Capability	3Q17			4Q17			1Q18			2Q18			3Q18		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	61%	73%	82%	64%	60%	67%	68%	59%	76%	63%	58%	73%	61%	56%	75%
Fixed Income	92%	91%	97%	93%	95%	98%	96%	96%	97%	87%	93%	98%	79%	92%	94%
Quantitative Equities	85%	61%	87%	90%	27%	87%	91%	46%	88%	47%	25%	87%	21%	8%	83%
Multi-Asset	95%	87%	90%	86%	87%	89%	83%	87%	90%	90%	88%	90%	89%	89%	90%
Alternatives	91%	100%	100%	93%	76%	100%	95%	76%	100%	99%	73%	100%	99%	73%	100%
Total	75%	77%	87%	76%	66%	79%	79%	68%	84%	69%	64%	82%	63%	60%	81%

Note: Outperformance is measured based on composite performance gross of fees vs primary benchmark, except where a strategy has no benchmark index or corresponding composite in which case the most relevant metric is used: (1) composite gross of fees vs zero for absolute return strategies, (2) fund net of fees vs primary index or (3) fund net of fees vs Morningstar peer group average or median. Non-discretionary and separately managed account assets are included with a corresponding composite where applicable.

Cash management vehicles, ETFs, Managed CDOs, Private Equity funds and custom non-discretionary accounts with no corresponding composite are excluded from the analysis. Excluded assets represent 3% of AUM as at 30 Sep 2017 and 31 Dec 2017 and 4% of AUM as at 31 Mar 2018, 30 Jun 2018, 30 Sep 2018. Capabilities defined by Janus Henderson.

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Mutual fund investment performance

% of mutual fund AUM in top 2 Morningstar quartiles

Capability	3Q17			4Q17			1Q18			2Q18			3Q18		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	56%	71%	88%	63%	59%	87%	64%	62%	82%	56%	61%	75%	72%	65%	86%
Fixed Income	81%	49%	98%	43%	36%	87%	48%	32%	62%	42%	38%	42%	63%	36%	66%
Quantitative Equities	7%	97%	48%	24%	64%	50%	57%	55%	51%	58%	54%	53%	59%	5%	55%
Multi-Asset	83%	81%	83%	82%	83%	84%	84%	82%	83%	92%	83%	83%	86%	88%	88%
Alternatives	38%	25%	32%	59%	25%	32%	53%	53%	53%	92%	25%	25%	54%	26%	53%
Total	61%	66%	85%	61%	56%	82%	63%	59%	76%	60%	57%	68%	71%	60%	81%

Note: Includes Janus Investment Fund, Janus Aspen Series and Clayton Street Trust (US Trusts), Janus Henderson Capital Funds (Dublin based), Dublin and UK OEIC and Investment Trusts, Luxembourg SICAVs and Australian Managed Investment Schemes. The top two Morningstar quartiles represent funds in the top half of their category based on total return. On an asset-weighted basis, 82%, 73%, 67%, 74% and 84% of total mutual fund AUM were in the top 2 Morningstar quartiles for the 10-year periods ended 30 Sep 2017, 31 Dec 2017, 31 Mar 2018, 30 Jun 2018 and 30 Sep 2018 respectively. For the 1-, 3-, 5- and 10-year periods ending 30 Sep 2018, 55%, 50%, 60% and 64% of the 214, 202, 181 and 145 total mutual funds, respectively, were in the top 2 Morningstar quartiles.

Analysis based on "primary" share class (Class I Shares, Institutional Shares or share class with longest history for US Trusts; Class A Shares or share class with longest history for Dublin based; primary share class as defined by Morningstar for other funds). Performance may vary by share class.

ETFs and funds not ranked by Morningstar are excluded from the analysis. Capabilities defined by Janus Henderson. © 2018 Morningstar, Inc. All Rights Reserved.

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Mutual fund investment performance (cont’d) Group % of mutual fund AUM in top 2 Morningstar quartiles Equities 1 year 3 year 5 year 1 year 3 year 5 year Note: Full performance disclosures detailed on slide 23. 2nd quartile 1st quartile 30 30 36 23 21 42 41 40 40 35 49 44 47 51 50 31 31 27 37 50 24 15 19 17 26 36 38 29 17 31 61 61 63 60 71 66 56 59 57 60 85 82 76 68 81 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 25 31 35 14 11 45 43 42 43 34 52 47 53 57 55 31 32 29 42 61 26 16 20 18 31 36 40 29 18 31 56 63 64 56 72 71 59 62 61 65 88 87 82 75 86 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18

Mutual fund investment performance (cont’d) Fixed Income % of mutual fund AUM in top 2 Morningstar quartiles Quantitative Equities 1 year 3 year 5 year 1 year 3 year 5 year 2nd quartile 1st quartile Note: Full performance disclosures detailed on slide 23. 3 57 38 42 9 38 3 5 4 4 24 20 17 88 64 55 16 2 43 50 47 53 55 7 24 57 58 59 97 64 55 54 5 48 50 51 53 55 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 20 11 8 10 11 16 21 14 9 19 26 15 13 13 14 61 32 40 32 52 33 15 18 29 17 72 72 49 29 52 81 43 48 42 63 49 36 32 38 36 98 87 62 42 66 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18

Mutual fund investment performance (cont’d) Multi-Asset % of mutual fund AUM in top 2 Morningstar quartiles Alternatives 1 year 3 year 5 year 1 year 3 year 5 year 2nd quartile 1st quartile Note: Full performance disclosures detailed on slide 23. 76 76 78 90 81 76 76 77 80 82 77 78 79 79 82 7 6 6 2 5 5 7 5 3 6 6 6 4 4 6 83 82 84 92 86 81 83 82 83 88 83 84 83 83 88 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 29 28 28 29 23 23 24 23 23 24 25 24 24 9 59 25 64 25 2 2 29 2 26 9 8 28 1 29 38 59 53 92 54 25 25 53 25 26 32 32 53 25 53 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18

1 Includes seed investments of US$519.8m (including investment securities of consolidated variable interest entities of US$351.0m), investments related to deferred compensation plans of US$138.5m and other investments of US$6.1m as at 30 June 2018; includes seed investments of US$481.3m (including investment securities of consolidated variable interest entities of US$303.9m), investments related to deferred compensation plans of US$128.9m and other investments of US$4.0m as at 30 September 2018. 2 Includes cash and cash equivalents of consolidated variable interest entities of US$34.0m and US$41.3m as at 30 June 2018 and 30 September 2018 respectively. Balance sheet At 30 September 2018, cash and investment securities totalled US$1,410m compared to outstanding debt of US$320m Cash and cash equivalents increased 13%, with cash flow generation partially offset by dividend payments and stock repurchases Board declared a dividend of US$0.36 per share to be paid on 30 November to shareholders on record at the close of business on 12 November Repurchased approximately 1.8m shares, completing 50% of the Board-authorised US$100m buyback programme Strong liquidity position Investment securities¹ Cash and cash equivalents² 2018 maturity 2025 maturity 30 Sep 2018 30 Jun 2018 Balance sheet profile – carrying value (30 Jun 2018 vs 30 Sep 2018) (US$m)

US GAAP: statement of income Note: 3Q17 numbers updated to reflect the adoption of the new revenue recognition standard, with a reconciliation shown on slide 33. 30 Sep 2018 30 Jun 2018 30 Sep 2017 Revenue Management fees 498.7 493.5 481.8 Performance fees (6.0) 13.5 (2.1) Shareowner servicing fees 33.1 31.8 30.2 Other revenue 55.4 53.6 57.0 Total revenue 581.2 592.4 566.9 Operating expenses Employee compensation and benefits 159.5 151.0 176.7 Long-term incentive plans 61.1 55.2 50.9 Distribution expenses 112.3 114.7 112.3 Investment administration 12.2 11.7 11.7 Marketing 7.1 9.5 8.1 General, administrative and occupancy 59.9 59.2 54.2 Depreciation and amortisation 20.8 15.8 14.8 Total operating expenses 432.9 417.1 428.7 Operating income 148.3 175.3 138.2 Interest expense (4.0) (3.9) (4.7) Investment gains (losses), net (8.3) (16.6) 6.1 Other non-operating income, net 2.3 13.9 8.7 Income before taxes 138.3 168.7 148.3 Income tax provision (33.2) (38.2) (46.1) Net income 105.1 130.5 102.2 Net loss (income) attributable to non-controlling interests 6.1 10.1 (2.7) Net income attributable to JHG 111.2 140.6 99.5 Less: allocation of earnings to participating stock-based awards (3.0) (3.8) (2.8) Net income attributable to JHG common shareholders 108.2 136.8 96.7 Diluted weighted-average shares outstanding (m) 195.9 196.6 198.2 Diluted EPS (in US$) 0.55 0.70 0.49 US$m, except per share data or as noted 3 months ended

Adjusted: statement of income Note: 3Q17 numbers updated to reflect the adoption of the new revenue recognition standard, with a reconciliation shown on slide 33. See adjusted financial measures reconciliation on slides 30 and 31 for additional information. 30 Sep 2018 30 Jun 2018 30 Sep 2017 Revenue Management fees 498.7 493.5 481.8 Performance fees (6.0) 13.5 (2.1) Shareowner servicing fees 33.1 31.8 30.2 Other revenue 55.4 53.6 57.0 Distribution expenses (112.3) (114.7) (112.3) Total adjusted revenue 468.9 477.7 454.6 Operating expenses Employee compensation and benefits 151.4 145.0 161.4 Long-term incentive plans 51.1 54.5 48.1 Investment administration 12.2 11.0 11.7 Marketing 7.1 9.7 7.4 General, administrative and occupancy 58.6 57.7 49.8 Depreciation and amortisation 8.0 8.4 7.8 Total adjusted operating expenses 288.4 286.3 286.2 Adjusted operating income 180.5 191.4 168.4 Interest expense (3.2) (3.2) (3.4) Investment gains (losses), net (8.3) (16.6) 6.1 Other non-operating income (expenses), net 4.8 9.9 (4.0) Adjusted income before taxes 173.8 181.5 167.1 Income tax provision (41.3) (41.7) (50.2) Adjusted net income 132.5 139.8 116.9 Net loss (income) attributable to non-controlling interests 6.1 10.1 (2.7) Adjusted net income attributable to JHG 138.6 149.9 114.2 Less: allocation of earnings to participating stock-based awards (3.7) (4.1) (3.2) Adjusted net income attributable to JHG common shareholders 134.9 145.8 111.0 Diluted weighted-average shares outstanding (m) 195.9 196.6 198.2 Adjusted diluted EPS (in US$) 0.69 0.74 0.56 US$m, except per share data or as noted 3 months ended

Alternative performance measures Reconciliation of adjusted financial measures Note: 3Q17 numbers updated to reflect the adoption of the new revenue recognition standard, with a reconciliation shown on slide 33. Reconciliation to be used in conjunction with slide 31. Footnotes included on slide 32. 30 Sep 2018 30 Jun 2018 30 Sep 2017 Revenue 581.2 592.4 566.9 Distribution expenses¹ (112.3) (114.7) (112.3) Adjusted revenue 468.9 477.7 454.6 Operating income 148.3 175.3 138.2 Employee compensation and benefits² 8.1 6.0 15.3 Long-term incentive plans² 10.0 0.7 2.8 Investment administration² – 0.7 – Marketing² – (0.2) 0.7 General, administrative and occupancy² 1.3 1.5 4.4 Depreciation and amortisation³ 12.8 7.4 7.0 Adjusted operating income 180.5 191.4 168.4 Operating margin 25.5% 29.6% 24.4% Adjusted operating margin 38.5% 40.1% 37.0% 3 months ended Reconciliation of revenue to adjusted revenue Reconciliation of operating income to adjusted operating income US$m, except margin data

Alternative performance measures (cont’d) Reconciliation of adjusted financial measures Note: 3Q17 numbers updated to reflect the adoption of the new revenue recognition standard, with a reconciliation shown on slide 33. Reconciliation to be used in conjunction with slide 30. Footnotes included on slide 32. 30 Sep 2018 30 Jun 2018 30 Sep 2017 Net income attributable to JHG 111.2 140.6 99.5 Employee compensation and benefits² 8.1 6.0 15.3 Long-term incentive plans² 10.0 0.7 2.8 Investment administration² – 0.7 – Marketing² – (0.2) 0.7 General, administrative and occupancy² 1.3 1.5 4.4 Depreciation and amortisation³ 12.8 7.4 7.0 Interest expense 4 0.8 0.7 1.3 Other non-operating income (expense) 4 2.5 (4.0) (12.7) Income tax provision 5 (8.1) (3.5) (4.1) Adjusted net income attributable to JHG 138.6 149.9 114.2 Diluted earnings per share (in US$) 0.55 0.70 0.49 Adjusted diluted earnings per share (in US$) 0.69 0.74 0.56 3 months ended Reconciliation of net income to adjusted net income, attributable to JHG US$m, except per share data

Alternative performance measures (cont’d) Footnotes to reconciliation of adjusted financial measures 1 Distribution expenses are paid to financial intermediaries for the distribution of JHG’s investment products. JHG management believes that the deduction of third-party distribution, service and advisory expenses from revenue in the computation of net revenue reflects the nature of these expenses, as these costs are passed through to external parties that perform functions on behalf of, and distribute, the Group’s managed AUM. 2 Adjustments primarily represent deal and integration costs in relation to the Merger. The costs primarily represent severance costs, legal costs and consulting fees. JHG management believes these costs do not represent the ongoing operations of the Group. 3 Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition. For segregated mandate contracts, the intangible asset is amortised on a straight-line basis over the expected life of the contracts. JHG management believes these non-cash and acquisition-related costs do not represent the ongoing operations of the Group. 4 Adjustments primarily represent fair value movements on options issued to Dai-ichi and deferred consideration costs associated with acquisitions. JHG management believes these costs do not represent the ongoing operations of the Group. The options issued to Dai-ichi expired on 3 October 2018. 5 The tax impact of the adjustments is calculated based on the US or foreign statutory tax rate as they relate to each adjustment. Certain adjustments are either not taxable or not tax-deductible.

US$m 3 months ended 30 Sep 2017 previously reported Adjustment 30 Sep 2017 updated Revenue Management fees 477.7 4.1 481.8 Performance fees (2.1) – (2.1) Shareowner servicing fees 30.2 – 30.2 Other revenue 31.6 25.4 57.0 Total revenue 537.4 29.5 566.9 Distribution expenses (82.8) (29.5) (112.3) Total revenue, net of distribution expenses 454.6 – 454.6 Reconciliation: revenue recognition standard Impact of adoption of new revenue recognition standard US GAAP statement of income extract

3Q18 (US$m) 2Q18 (US$m) 3Q17 (US$m) AUM generating 3Q18 pfees (US$bn) # of funds generating 3Q18 pfees Frequency Timing SICAVs 0.0 4.2 1.8 5.2 2 23 annually; 2 quarterly 23 at June; 2 on quarters Offshore Absolute Return 1.2 1.5 1.2 0.1 1 Quarterly / Annually Various Segregated Mandates1 3.2 4.4 2.3 4.4 5 Quarterly / Annually Various UK OEICs & Unit Trusts 0.0 4.4 – 3.4 3 Quarterly Various Investment Trusts 0.2 6.7 0.7 0.0 0 Annually Various US Mutual Funds2 (10.6) (7.7) (8.1) 45.8 17 Monthly Monthly Total (6.0) 13.5 (2.1) 58.9 28 Performance fees Note: Performance fees include prior quarter accrual true-ups. 1 Segregated Mandates includes Private Accounts (legacy Janus product categorisation), Managed CDOs and Private Equity. 2 AUM data presents US Mutual Fund AUM subject to performance fees as at 30 Sep 2018. Janus Investment Funds and Janus Aspen Series Portfolios are counted as distinct and separate funds.

US mutual funds with performance fees

Mutual funds with performance fees[1]	AUM 30 Sep 2018 US$m	Benchmark	Base fee	Performance fee[2]	Performance cap/(floor) vs benchmark	3Q18 P&L impact US$'000
Research Fund[3]	14,821	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	(3,840)
Forty Fund[3] and Portfolio	14,087	Russell 1000® Growth Index	0.64%	± 15 bps	± 8.50%	(2,252)
Mid Cap Value Fund and Portfolio	3,841	Russell Midcap® Value Index	0.64%	± 15 bps	± 4.00%	(843)
Global Research Fund and Portfolio	3,692	MSCI World Index℠	0.60%	± 15 bps	± 6.00%	(637)
Small Cap Value Fund	3,048	Russell 2000® Value Index	0.72%	± 15 bps	± 5.50%	(849)
Contrarian Fund	2,720	S&P 500® Index	0.64%	± 15 bps	± 7.00%	(1,056)
Overseas Fund and Portfolio	2,288	MSCI All Country World ex-U.S. Index℠	0.64%	± 15 bps	± 7.00%	(817)
Research Portfolio[4]	558	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	(195)
Global Real Estate Fund	279	FTSE EPRA / NAREIT Global Index	0.75%	± 15 bps	± 4.00%	37
Global Value Fund	217	MSCI World Index℠	0.64%	± 15 bps	± 7.00%	(89)
Large Cap Value Fund	113	Russell 1000® Value Index	0.64%	± 15 bps	± 3.50%	(55)
Select Value Fund	62	Russell 3000® Value Index	0.70%	± 15 bps	± 5.00%	15
Asia Equity Fund	26	MSCI All Country Asia ex-Japan Index℠	0.92%	± 15 bps	± 7.00%	5
Total	**45,753**					**(10,576)**

Note: AUM data shown on a managed view. Numbers may not cast due to rounding.

1 The funds listed have a performance-based investment advisory fee that adjusts up or down based on performance relative to a benchmark over 36-month rolling periods. Please see the funds' Statements of Additional Information for more details and benchmark information.

2 Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations.

3 The Janus Fund merged into the Research Fund and the Twenty Fund merged into the Forty Fund effective 1 May 2017. For two years, the investment advisory fee will be waived to the lesser of the investment advisory fee rate payable by the surviving fund, or the investment advisory fee rate that the merged fund would have paid if the merger did not occur.

4 Until 1 May 2020, the portion of performance for periods prior to 1 May 2017 will be compared to the Portfolio's former benchmark, the Core Growth Index (50% S&P 500® Index / 50% Russell 1000® Growth Index). Prior to 1 May 2017, the performance fee hurdle was ± 4.5% vs the Core Growth Index.

Janus Henderson GROUP PLC

35

Long-term incentive compensation Estimated future long-term incentive compensation amortisation US$m Amount remaining to expense 2018 2019 2020 2021 2015 annual grant 6 6 – – – 2016 annual grant 28 21 7 – – 2017 annual grant 62 38 18 6 – 2018 annual grant 160 77 53 24 6 Other¹ 116 47 29 22 18 Total long-term incentive compensation 372 189 107 52 24 Note: 2015, 2016, 2017 and 2018 annual grants generally vest over three and four years. Assumes no forfeitures in future periods. Assumes no change in future values related to market or currency, which would impact expense related to cash based awards (MFSAs and DEP funds) and social security expense upon vesting. 1 Includes retention and recruiting awards; other subsidiary grants and social security expense. Social security expense is estimated based on amount of existing awards expected to vest in that year.

Contacts Investor enquiries John Groneman Global Head of Investor Relations +44 (0) 20 7818 2106 john.groneman@janushenderson.com Jim Kurtz US Investor Relations Manager +1 (303) 336 4529 jim.kurtz@janushenderson.com Melanie Horton Non-US Investor Relations Manager +44 (0) 20 7818 2905 melanie.horton@janushenderson.com Investor Relations +44 (0) 20 7818 5310 investor.relations@janushenderson.com Media enquiries North America: Erin Passan +1 (303) 394 7681 erin.passan@janushenderson.com EMEA: Natasha Moore +44 (0) 20 7818 3521 natasha.moore@janushenderson.com United Kingdom: FTI Consulting Tom Blackwell +44 (0) 20 3727 1051 tom.blackwell@FTIConsulting.com Asia Pacific: Honner Michael Mullane +61 28248 3740 michaelmullane@honner.com.au

Janus Henderson Investors 201 Bishopsgate, London EC2M 3AE Tel: 020 7818 1818 Fax: 020 7818 1819 Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal and fluctuation of value. Forward looking information This presentation includes statements concerning potential future events involving Janus Henderson Group plc that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus Henderson Group’s Annual Report on Form 10-K for the fiscal year ended 31 December 2017, on file with the Securities and Exchange Commission (Commission file no. 001-3810), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realised. Annualised, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. No public offer The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other financial instruments. Not all products or services are available in all jurisdictions. Mutual funds in the US distributed by Janus Henderson Distributors. Please consider the charges, risks, expenses and investment objectives carefully before investing. For a US fund prospectus or, if available, a summary prospectus containing this and other information, please contact your investment professional or call 800.668.0434. Read it carefully before you invest or send money. Janus Henderson, Janus, Henderson, Intech, Alphagen and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiary entities. © Janus Henderson Group plc.